EXHIBIT 10.2

EXECUTION COPY	Confidential

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4),

200.83 and 230.406.

SECOND AMENDMENT

TO

COLLABORATIVE RESEARCH, DEVELOPMENT, COMMERCIALIZATION AND
LICENSE AGREEMENT

This Second Amendment (“Second Amendment”) is entered into as of April 8, 2008 (“Second Amendment Effective Date”), by and between Senomyx, Inc. (“SENOMYX”) and The Coca-Cola Company (“KO”).

BACKGROUND

WHEREAS, SENOMYX and KO have previously entered into that certain Collaborative Research, Development, Commercialization and License Agreement, effective April 22, 2002, as amended by that certain First Amendment dated April 7, 2004 (as amended, the “Agreement”); and

WHEREAS, the parties hereto have agreed to amend the Agreement, and desire to enter into this Second Amendment for the purpose of documenting such amendment as required by Section 17.8 of the Agreement;

NOW, THEREFORE, in consideration of the foregoing premises, the parties hereby agree to amend the Agreement as follows.

AGREEMENT

1.             Appendix A to the Agreement is hereby amended by either adding or amending, as provided below, the following definitions:

“Base Component” has the meaning set forth in Section 9.4.1.1.

“Bottlers” has the meaning set forth in Section 9.4.1.2.

“Cost” or “C” has the meaning set forth in Section 9.4.1.2.

“Cost Savings Component” has the meaning set forth in Section 9.4.1.2.

“Direct KO Competitor” means a company in which greater than 10% of its annual consolidated revenue is generated by sales of nonalcoholic beverages (e.g. […***…]).

“Enhancing Compound(s)” means any of the following:  Enhancing Compound(s) for […***…] or Enhancing Compound(s) for Target […***…].

“Enhancing Compound(s) for […***…]” means a molecule(s) (not including KO Compound) under the Control of SENOMYX that:  (i) has an enhancing effect on the […***…]

***Confidential Treatment Requested

[…***…] in in vitro assays and KO Beverage prototypes at a concentration of […***…], and (ii) is not […***…] at a concentration of […***…].  For the avoidance of doubt, […***…] is considered an Enhancing Compound for […***…].

“Enhancing Compound(s) for Target […***…]” means the following:  a molecule(s) (not including KO Compound) under the Control of SENOMYX that: (i) has an enhancing effect on the […***…] in in vitro assays and KO Beverage prototypes at a concentration of […***…], and (ii) is not […***…] when tasted at a concentration of […***…].

“Incremental Royalty Shortfall” has the meaning set forth in Section 9.5.

“Ingredient Supplier” means a company that provides ingredients, flavors or food additives to food or beverage customers.

“Intended Purpose” has the meaning set forth in Section 5.4.

“[…***…]” means any of the following […***…].

“Other Target […***…]” means any of the following […***…].  In this listing it is understood that, for […***…] will be included.  Upon mutual agreement of the Joint Steering Committee, other […***…] may be added from time to time to as Other Target […***…] defined herein.

***Confidential Treatment Requested

“Patents” means all patent and patent applications which are controlled by SENOMYX as of the Effective Date or developed by SENOMYX in the course of the Collaborative R&D Period under the Collaborative R & D Program which specifically claim a Product Compound, a process for manufacturing a Product Compound, or the use of a Product Compound in a Beverage or Beverage Base.

“Primary Target […***…]” means any of the following […***…].

“Product Compounds” means any of the following:  Product Compound(s) for […***…] or Product Compound(s) for Target […***…].

“Product Compound(s) for […***…]” means a Selected Compound(s) for […***…] that is used by KO in Beverages or Beverage Bases.

“Product Compound(s) for Target […***…]” means a Selected Compound(s) for Target […***…] that is used by KO in Beverages or Beverage Bases.

“Selected Compound(s)” means any of the following:  Selected Compound(s) for […***…] or Selected Compound(s) for Target […***…].

“Selected Compound(s) for […***…]” means an Enhancing Compound(s) for […***…] that is selected by the Steering Committee for development pursuant to Section 5.4.

“Selected Compound(s) for Target […***…]” means an Enhancing Compound(s) for Target […***…] that is selected by the Steering Committee for development pursuant to Section 5.4.

“Target […***…]” means any of the following […***…]:  Primary Target […***…] or Other Target […***…].

“Target […***…] Price” or “TSP” has the meaning set forth in Section 9.4.1.2.

2.             Section 3 of the Agreement is hereby amended and restated in its entirety as follows:

“3.1         The parties will collaborate during the Collaborative R&D Period to discover Enhancing Compounds and develop Selected Compounds, pursuant to the Research Plan and the Development Plan (collectively, the “Collaborative R&D Program”).  For the avoidance of doubt, research and development of Enhancing Compounds for Target […***…] and Enhancing Compounds for […***…] shall be considered part of the Collaborative R & D Program.  SENOMYX shall not be obligated to perform research and development activities under the Collaborative R & D Program for Enhancing Compounds for more than […***…] Primary Target […***…] at any one time.

***Confidential Treatment Requested

SENOMYX shall not be obligated to perform research and development activities under the Collaborative R & D Program for Enhancing Compounds for Other Target […***…] or […***…], unless otherwise mutually agreed upon in writing by the parties; provided, however, that in the event that during the Collaborative R & D Period SENOMYX discovers Enhancing Compounds for Other Target […***…] or Enhancing Compounds for […***…], KO will be granted rights to such Enhancing Compounds as provided in Section 10.

Subject to Section 15 hereof, this Agreement establishes a Collaborative R&D Program commencing on the Effective Date and concluding on April 22, 2010 (“Collaborative R&D Period”).

3.2           SENOMYX will provide reasonable access to KO of aggregate results of research performed under the Collaborative R&D Program including, but not limited to:

(a)           […***…] meetings (except in […***…] when a […***…] occurs as described below) with Mark Zoller, Ph.D. and/or Don Karanewsky, Ph.D. or their respective designees in which progress toward the discovery of Enhancing Compounds for Target […***…] will be reviewed;

(b)           […***…] meeting […***…] to be provided to KO by SENOMYX […***…] of such meetings in sufficient detail to assist KO in understanding the subject matter presented at such meetings;

(c)           […***…] reports documenting in writing the progress toward discovery of Enhancing Compounds for […***…] to be delivered to KO at the […***…];

(d)           […***…] meetings, alternating between […***…] and […***…], with […***…] (which are not required to be […***…]) in which relevant information regarding the progress of the Collaborative R&D Program will be […***…]; and

(e)           […***…] progress […***…] outlining […***…] progress on the Collaborative R&D Program and suggested next steps (due […***…] of […***…] Collaborative R & D Period).

The content of the foregoing meetings and reports will include aggregate results and updates on […***…] (but not […***…]), […***…] Enhancing Compounds for Target […***…] that have been tasted by SENOMYX and for which patent applications have been filed, […***…] and […***…], and subsequent […***…] results used to design and improve enhancers (which results shall not, however, include proprietary information such as specific

***Confidential Treatment Requested

[…***…]).  For the avoidance of doubt, this Section, and the information provided by SENOMYX hereunder, is designed to update KO on the scientific progress and related results of research performed under the Collaborative R&D Program.  Information provided to KO hereunder will be considered Confidential Information of SENOMYX pursuant to the Agreement.  KO understands and agrees that it is not a sub-licensee of SENOMYX Technology and it is not the intention of the parties that any Senomyx Technology be transferred or licensed to KO by virtue of any information provided pursuant to this Section or that SENOMYX be required to provide sufficient information hereunder to enable KO to duplicate work being conducted by SENOMYX.

3.3           The parties agree that from time to time KO, at KO’s sole cost, may elect to provide compounds to SENOMYX (which shall not include KO Compounds or KO Related Compounds described in Section 5.5) for evaluation under the Collaborative R & D Program (“Additional Compounds”) to discover Enhancing Compounds.  KO hereby irrevocably assigns to SENOMYX all right, title and interest in and to any Additional Compounds and related Know-How provided to SENOMYX and all Patent Rights claiming such Additional Compounds and uses thereof, subject to the exclusive and non-exclusive license grants to KO under Section 10.  KO represents and warrants that to the best of KO’s knowledge KO has the lawful right to grant ownership of the Additional Compounds and related intellectual property to SENOMYX in accordance with this Section 3.3. For the avoidance of doubt, SENOMYX will have an unrestricted and fully paid-up right to use the Additional Compounds and related Know-How including, without limitation, with its other collaborators, subject to the exclusive and non-exclusive license grants to KO under Section 10.  The Additional Compounds shall be considered SENOMYX Technology.  The obligations and rights of the parties under this Section 3.3 will survive termination or expiration of this Agreement.”

For the avoidance of doubt, Section 3.2 supersedes all prior understandings and agreements between the parties regarding Senomyx’s reporting obligations under the Collaborative R & D Program including, without limitation, obligations contained in Actions by Written Consent of the Steering Committee, Minutes of the Steering Committee, and the Create Act Guidelines dated February 15, 2006.

3.             Section 5.1 of the Agreement is hereby amended such that on or before […***…], the Steering Committee will agree upon an updated Research Plan, which will be maintained in the minutes of the Steering Committee and incorporated into the Agreement by reference.  Until the Steering Committee has agreed upon an updated Research Plan, the parties will continue to operate under the Research Plan attached to the original Agreement.

4.             A new sentence is added at the end of Section 5.2 as follows:

“The Data Package(s) for Enhancing Compound(s) of […***…] will only include basic solubility and stability data developed at Senomyx’s sole discretion.”

***Confidential Treatment Requested

5.             The last sentence of Section 5.3 of the Agreement is hereby amended and restated in its entirety as follows:

“Such determination will be made by KO in writing and delivered to SENOMYX within a mutually agreeable period from receiving such Data Package, not to exceed (i) […***…] in the case of Enhancing Compounds for Primary Target and Other Target […***…]; and (ii) […***…] in the case of Enhancing Compounds for […***…].”

6.             Section 5.4 of the Agreement is hereby amended and restated in its entirety as follows:

“At the Steering Committee meeting directly following the evaluation of such Data Package, KO will notify the Steering Committee of the results of the evaluation and the Steering Committee will determine if an Enhancing Compounds in such Data Package will be selected for development under the applicable Development Plan (“Selected Compound(s)”).  With respect to the […***…], the Steering Committee will meet within such […***…] period set forth in Section 5.3 above.

At the time of selection, the Steering Committee will designate the specific Target […***…] and/or […***…] that the Selected Compound may be used to enhance under the license grants in Section 10 (“Intended Purpose”).  The Selected Compound must meet the definition of Enhancing Compound for each such designated […***…].

Subject to Section 8.1, if the Steering Committee foregoes timely selection of an Enhancing Compound, then all rights granted and unaccrued financial obligations for such Enhancing Compound will be terminated.”

7.             Section 6 of the Agreement is hereby amended and restated as follows:

“6.1        Development Plans.  Development of Selected Compounds will be pursuant to development plans as set forth below (“Development Plans”).

6.1.1        Selected Compound(s) for Target […***…]

On or before […***…], the Steering Committee will agree upon an updated Development Plan for Selected Compound(s) for Target […***…], which will be maintained in the minutes of the Steering Committee and incorporated into this Agreement by reference.  Until the Steering Committee has agreed upon an updated Development Plan, the parties will continue to operate under the Development Plan attached to the Original Agreement.

SENOMYX will use best efforts using the resources received under Section 9.1 to perform the activities assigned to it in the Development Plan for Selected Compound(s) for Target […***…].  SENOMYX represents and

***Confidential Treatment Requested

KO acknowledges that the total resources to be deployed for pursuit of the program objectives will be significantly more than those provided under Section 9.1.

KO will use best efforts to perform the activities assigned to it in the Development Plan for Selected Compound(s) for Target […***…].

6.1.2        Selected Compound(s) for […***…]

SENOMYX shall have the sole control of the development of Selected Compound(s) for […***…], subject to any rights granted to KO under Section 10.6.  At the time of selection of each Selected Compound for […***…] under Section 5.4, SENOMYX will provide a Development Plan(s) to the Steering Committee, which is not subject to Steering Committee approval.  SENOMYX may modify such Development Plan(s) in its sole discretion at any time.

6.2          Implementation of Development Plan for Selected Compounds for Target […***…]

The implementation of the Development Plan for Selected Compounds for Target […***…] will:

(i)            commence upon the Steering Committee’s selection of a Selected Compound(s) for Target […***…] that will be developed under the Development Plan; and

(ii)           end upon FEMA GRAS determination for such Selected Compound(s) for Target […***…], and if applicable, the receipt of an FDA no objection letter or completion of any additional safety studies requested by FDA.

6.3          Regulatory

(i)            Under the Development Plan for Selected Compound(s) for Target […***…], as part of its obligation to perform the activities assigned to it, SENOMYX will make all regulatory filings to obtain approval for the use of the Selected Compound(s) for Target […***…].  SENOMYX shall have the sole control and responsibility for regulatory filings to obtain approval for the use of Selected Compound(s) for […***…].

(ii)           SENOMYX will exclusively own all regulatory filings made or filed by SENOMYX for a Selected Compound(s), and regulatory filings will be subject to the license grants pursuant to Section 10.  SENOMYX will appoint a regulatory consultant who will be obligated to provide non-confidential updates on the regulatory strategies and filings on other programs at SENOMYX.  Additionally, SENOMYX will, in good faith,

***Confidential Treatment Requested

attempt to facilitate the mutual exchange of information on the regulatory strategy as it relates to the […***…] program.

6.4          Costs of Regulatory Filings

6.4.1        Selected Compound(s) for Target […***…]

SENOMYX will be responsible for the reasonable costs associated with FEMA GRAS determination of the Selected Compound(s) for Target […***…].  SENOMYX will not be responsible for costs that exceed the greater of either:

(i)            the costs of obtaining FEMA GRAS determination for […***…]; or

(ii)           […***…].

Any costs incurred by KO in obtaining FEMA GRAS determination for a Selected Compound(s) for Target […***…] that becomes a Product Compound for Target […***…], will be […***…].

6.4.2        Selected Compound(s) for […***…]

SENOMYX will be responsible for all costs associated with FEMA GRAS determination of Selected Compound(s) for […***…].

6.5          Additional Safety Studies or Regulatory Approvals

6.5.1        Selected Compound(s) for Target […***…]

With respect to Selected Compound(s) for Target […***…], the Steering Committee will agree on:

(i)            any additional safety studies to be performed on the Selected Compound(s);

(ii)           the additional regulatory approvals or determinations to be obtained for the Selected Compound(s); and

(iii)          the allocation of costs and resources between KO and SENOMYX associated with such activities over and above those stated in Section 6.4.

***Confidential Treatment Requested

6.5.2        Selected Compound(s) for […***…]

With respect to Selected Compound(s) for […***…], SENOMYX will have sole control over:  (i) any additional safety studies to be performed on the Selected Compound(s); and (ii) the additional regulatory approvals or determinations to be obtained for the Selected Compound(s).

6.6          Cooperation

KO will cooperate to the extent reasonably necessary to assist SENOMYX in the performance of the foregoing activities and SENOMYX will provide KO with copies of all regulatory filings and supporting data and regulatory determinations on the Selected Compound(s).

In addition, each party is obligated to:

(i)            give timely notice to the other party for any adverse events and product recall actions relating to Beverages or Beverage Bases incorporating Product Compound(s); and

(ii)           report such adverse events as required by law.”

8.             Each reference to “Commercialization Plan” in Section 7 of the Agreement is hereby replaced with “Commercialization Plan(s)”.  For the avoidance of doubt, a Commercialization Plan is required for each Selected Compound.

9.             Section 8.1 of the Agreement is hereby amended and restated in its entirety as follows:

“During the Collaborative R & D Period SENOMYX agrees not to provide research and development services or grant any rights to SENOMYX Technology to a Third Party for use in the discovery or commercialization of Compounds that enhance the […***…] intensity of Target […***…]  for application in the Fields, subject to the co-exclusive rights in Field II, the early conclusion provision under Section 15.2, and KO’s royalty payment obligations under Section 9; provided, however, that SENOMYX is permitted to provide research and development services or grant any rights in SENOMYX Technology to a Third Party(ies) for molecules that have a primary effect on a […***…] that is not a Target […***…] that enhance the […***…] of a Target […***…] in in vitro assays and product prototypes at a concentration of […***…].  By way of illustration, but not limitation, in taste tests […***…] enhances the […***…] and enhances the […***…].  Such compound is considered an Enhancing Compound for […***…]. Accordingly, for purposes of this illustration any such rights that Senomyx grants to Third Party(ies) for such Enhancing Compound in Field I shall be limited for intended use as an enhancer for a […***…] that is not a Target […***…].

***Confidential Treatment Requested

After the Collaborative R & D Period and for the remainder of the Term of the Agreement, provided that the Steering Committee has selected an Enhancing Compound pursuant to Section 5.4 and has designated its Intended Purpose with one or more specific Target […***…], SENOMYX agrees not to provide research and development services or grant any rights to SENOMYX Technology to a Third Party for use in the discovery or commercialization of Compounds that enhance the […***…] intensity of such specific Target […***…] for application in the Fields, subject to the co-exclusive rights in Field II, the early conclusion provision under Section 15.2, and KO’s royalty payment obligations under Section 9.

After the Collaborative R & D Period, nothing in this Agreement shall be deemed to restrict or otherwise limit SENOMYX from providing research and development services or granting rights to SENOMYX Technology to Third Parties for use in the discovery or commercialization of (i) Compounds that enhance the […***…] intensity of Target […***…] for which an Enhancing Compound has not been selected by the Steering Committee pursuant to Section 5.4 for application in the Fields; and (ii) Compounds that are not Enhancing Compounds for any Target […***…] for application in the Fields.”

10.           The last sentence of Section 8.2 of the Agreement is hereby amended and restated in its entirety as follows:

“Subject to the rights of the Third Party set forth in Section 10.5, SENOMYX will not promote or allow, where possible, any Third Party to promote such […***…] enhancers which are Selected Compounds for Target […***…] for use with a Competitive Product in the Fields.”

11.           Section 8.5 of the Agreement is hereby amended and restated in its entirety as follows:

“This Agreement does not preclude SENOMYX from (i) entering into a collaboration during the Collaborative R & D Period for the discovery, development and commercialization of compounds that are high-potency […***…] (“High-Potency […***…]”), as long as such High-Potency […***…] do not enhance the intensity of Target […***…] at concentrations below the taste threshold of […***…] for such High-Potency […***…]; (ii) entering into a collaboration after the Collaborative R & D Period for the discovery, development and commercialization of High-Potency […***…], as long as such compounds do not enhance the intensity of a Target […***…] for which an Enhancing Compound has been selected by the Steering Committee pursuant to Section 5.4 at concentrations below the taste threshold of […***…] for such High-Potency […***…].”

12.           Section 9.1.2(iii) of the Agreement is hereby amended and restated in its entirety as follows:

“total $16,000,000 (subject to Section 15) and are allocated and recognizable by SENOMYX during the eight year Collaborative R & D Period.”

***Confidential Treatment Requested

13.           Section 9.2 of the Agreement is hereby amended and restated in its entirety as follows:

“If during any year of the Collaborative R&D Period through April 22, 2010 KO is paying royalties, then all royalties up to […***…] will be waived.  Any royalties not waived (i.e.. in excess of […***…]) under the preceding sentence will be credited against any future amounts owed for Annual Research Support under Section 9.1 in such year during the Collaborative R&D Period through April 22, 2010.  In the event that the parties agree to extend the Collaborative R & D Period beyond April 22, 2010, this Section 9.2 will not apply during any such extension.”

14.           Section 9.3 of the Agreement is hereby amended and restated in its entirety as follows:

“KO will pay SENOMYX the following non-creditable, non-refundable milestone payments within thirty days of the occurrence of the following milestone events, as determined by the Steering Committee:

a)	[***] upon [***] (discovery of the first [***] with at least [***] of a [***] and in [***] of no more than [***];

b)

[***] upon identification of the first [***]. To be [***] at least [***]; or the [***] at least [***] without the introduction of [***]; and meet the following additional [***] criteria necessary to perform such [***];

c)	[***] upon the [***] of the first [***]; and

d)	[***] upon the first [***] of the [***] or the [***] incorporating a [***].

If an Enhancing Compound for […***…] is selected by the Steering Committee pursuant to Section 5.4 prior to KO paying each milestone set forth in Section 9.3, then […***…] of the milestones set forth in Sections 9.3(a), 9.3(b), 9.3(c), and 9.3(d) above will be considered applicable to such Selected Compound for […***…].  Upon achievement of such milestones for the first Enhancing Compound for Target […***…], then KO will pay the remaining […***…] of such non-creditable, non-refundable milestones to SENOMYX within […***…] of the occurrence of the milestone events, as determined by the Steering Committee.  KO milestone payments shall never exceed the amount set forth in this Section.”

***Confidential Treatment Requested

15.           Section 9.4 is of the Agreement is hereby changed to Section 9.4.1.   Each reference to “Product Compound” in Section 9.4.1 of the Agreement is hereby replaced with “Product Compound for the applicable Target […***…]”.  For the avoidance of doubt, with respect to the matrix in Section 9.4.1, the Royalty Rate, […***…] will be determined for each applicable Target […***…], and volumes will be determined on a Product Compound by Product Compound basis.  The reference to “Section 9.4” in the last sentence of Section 9.4.1 is hereby replaced with “Section 9.4.1”.

16.           New Sections 9.4.2, 9.4.3 and 9.4.4 are hereby added to the Agreement as follows:

“9.4.2      Product Compound(s) for […***…]

KO will pay to SENOMYX a royalty for each […***…] of Beverages incorporating Product Compound(s) for […***…] sold by KO, its Affiliates or Bottlers according to the following matrix:

Product Compound Use Level (ppm) Royalty payment per [...***...] (in US Dollars) sold
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

For the achievement of an […***…] (i.e., one which is not shown on the above table), the parties will use the actual […***…], multiplied by a royalty payment […***…] from the next […***…] and the […***…] on the table above.  If the […***…] is […***…], the parties will use the actual […***…] the applicable […***…] royalty payment […***…].

9.4.3        Royalty for Enhancing Compounds for More than One […***…]

If KO is selling Beverages or Beverage Bases incorporating a Product Compound that is an Enhancing Compound that has an Intended Purpose for more than one […***…] and it is used in a Beverage or Beverage Base with a blend of such […***…], then the […***…] under 9.4.1 or 9.4.2 above will be applied for such Beverage or Beverage Base.

***Confidential Treatment Requested

9.4.4        Royalty Where Two or More Product Compounds are Used

If KO is selling Beverages or Beverage Bases incorporating more than one Product Compound, then the […***…] under 9.4.1 or 9.4.2 above will be applied for such Beverage or Beverage Base.”

17.           Section 9.5 of the Agreement is hereby amended and restated in its entirety as follows:

“9.5.1      Product Compounds for […***…]

9.5.1.1    Minimum Annual Royalties for Product Compounds which are Enhancing Compounds for […***…] having a […***…]

During the Commercialization Period, KO will pay […***…] royalties to SENOMYX to maintain the exclusive license under Section 10.4 with respect to […***…]:

a)             […***…] for the first 12 months of the Commercialization Period;

b)            […***…] for the next 12 months;

c)             […***…] for the next 12 months;

d)            […***…] for the next 12 months; and

e)             […***…] for each of the next 12-month periods.

With respect to Product Compounds which are Enhancing Compounds for […***…], the amount due for any such […***…] period is the […***…] is payable […***…] after the end of any 12-month period.  [Note to KO, this is consistent with the timing in Section 9.7.1.]  With respect to Product Compounds which are Enhancing Compounds for […***…], the amounts paid for […***…] any amounts due SENOMYX for royalties over the […***…] royalties for such compounds in the subsequent […***…].

9.5.1.2    Minimum Annual Royalties for Product Compounds which are Enhancing Compounds for […***…] having an […***…]

During the Commercialization Period, KO will pay […***…] royalties to SENOMYX to maintain the exclusive license under Section 10.4 with respect to […***…]:

***Confidential Treatment Requested

a)            […***…] for the first 12 months of the Commercialization Period;

b)            […***…] for the next 12 months;

c)            […***…] for the next 12 months;

d)            […***…] for the next 12 months; and

e)            […***…] for each of the next 12-month periods.

With respect to Product Compounds which are Enhancing Compounds for […***…], the amount due for any such […***…] period is the […***…] is payable […***…] after the end of any 12-month period.  With respect to Product Compounds which are Enhancing Compounds for […***…], the amounts paid for […***…] any amounts due SENOMYX for royalties for such compounds over the […***…] royalties in the subsequent […***…].

9.5.1.3     If there are more than one Product Compounds which are Enhancing Compounds for fructose and/or glucose, then the applicable minimum annual royalties will be the minimum annual royalty for the Product Compound having the greater enhancing effect.

9.5.2        Minimum Royalties for Product Compounds which are Enhancing Compounds for Target […***…], or Enhancing Compounds for […***…]

9.5.2.1     Minimum Annual Royalties for Product Compounds which are Enhancing Compounds for Target […***…] or Enhancing Compounds for […***…] having a […***…]

During the Commercialization Period, KO will pay […***…] royalties to SENOMYX to maintain the exclusive license under Section 10.4 with respect to the applicable Target […***…] and the nonexclusive license to […***…] under Section 10.6:

a)            […***…] for the first 12 months of the Commercialization Period;

b)            […***…] for the next 12 months;

c)            […***…] for the next 12 months; and

d)            […***…] for each of the next 12-month periods.

***Confidential Treatment Requested

With respect to Product Compounds which are Enhancing Compounds for Target […***…], or Enhancing Compounds for […***…], the amount due for any such […***…] period is the […***…] is payable […***…] after the end of any 12-month period.

9.5.2.2    Minimum Annual Royalties for Product Compounds which are Enhancing Compounds for Target […***…] or Enhancing Compounds for […***…] having an […***…]

During the Commercialization Period, KO will pay […***…] royalties to SENOMYX to maintain the exclusive license under Section 10.4 with respect to the applicable Target […***…] and the nonexclusive license to […***…] under Section 10.6:

a)             […***…] for the first 12 months of the Commercialization Period;

b)            […***…] for the next 12 months;

c)             […***…] for the next 12 months; and

d)            […***…] for each of the next 12-month periods.

With respect to Product Compounds for Target […***…] or Product Compounds for […***…], the amount due for any such […***…] period is the […***…] is payable […***…] after the end of any 12-month period.

9.5.2.3     Subject to Section 9.5.3, if there are more than one Product Compounds which are Enhancing Compounds for Target […***…], or Enhancing Compounds for […***…], then the applicable minimum annual royalties will be the minimum annual royalty for the Product Compound having the greater enhancing effect.

9.5.3        Minimum Royalty for Enhancing Compounds for More than One […***…]

For the avoidance of doubt, if an Enhancing Compound is an Enhancing Compound for more than one […***…], the minimum annual royalty will be paid incrementally per […***…] (except that only one minimum annual royalty shall apply for Enhancing Compounds for […***…]).

***Confidential Treatment Requested

9.5.4        Minimum Royalties where two or more Product Compounds are Used

If KO is selling Beverages or Beverage Bases incorporating more than one Product Compound, then the highest effective minimum annual royalty above will be applied for such Beverage or Beverage Base.”

18.           Section 9.6 of the Agreement is hereby amended and restated in its entirety as follows:

“The minimum annual royalty values in Section 9.5.1.1(e), 9.5.1.2(e), 9.5.2.1(d) and 9.5.2.2(d) will be […***…] for the […***…] of the Commercialization Period and beyond, for: (i) […***…] using the […***…], using the first year of Commercialization Period as the base year; and, (ii) […***…] using the […***…] of the Commercialization Period as the base year.”

19.           The second sentence of Section 9.7.1 is hereby amended and restated in its entirety as follows:

“All Royalty Shortfalls and Incremental Minimum Annual Royalties will be paid within […***…] after the end of each Calendar Year.”

20.           Section 9.7.2 is hereby amended and restated in its entirety as follows:

“With each such quarterly payment, KO will furnish to SENOMYX a royalty statement in sufficient detail to permit confirmation of the accuracy of the royalty payment made, which sets forth on a country-by-country and […***…] basis the relevant sales information, including:

i.)	the total number of Unit Cases of each such Beverage incorporating Product Compound sold;

ii.)	the SP, the PSR;

iii.)	the Cost for Target [***];

iv.)	the royalty rate (R);

v.)	the Net Sales, if applicable;

vi.)	the royalties payable in United States dollars;

vii.)	the method used to calculate the royalty payment;

viii.)	the exchange rate used; and

***Confidential Treatment Requested

ix.)           other information employed to calculate the royalty payment for such Beverage incorporating Product Compound.”

21.           Sections 10.1-10.10 of the Agreement are hereby amended and restated in their entirety as follows:

“10.1                 Non-exclusive Grant by SENOMYX of Rights Regarding Evaluation of Compounds and Enhancing Compounds for Target […***…]

10.1.1      In Field I

SENOMYX hereby grants to KO a nontransferable, non-exclusive, worldwide license during the Collaborative R & D Period under the Target IP to (i) use Compounds for Target […***…] that SENOMYX, in its sole discretion, delivers to KO for evaluation in Field I; and (ii) use Enhancing Compound(s) for Target […***…] for evaluation in Field I.

10.1.2      In Field II

SENOMYX hereby grants to KO a nontransferable, non-sublicensble, non-exclusive, worldwide license during the Collaborative R & D Period under the Target IP to (i) use Compounds for Target […***…] that SENOMYX, in its sole discretion, delivers to KO for evaluation in Field II; and (ii) use Enhancing Compound(s) for Target […***…] solely for evaluation in Field II.

All rights granted by SENOMYX to KO under this Section 10.1 will be subject to timely payment by KO of all payments under this Agreement.

10.2                        Non-exclusive Grant by SENOMYX of Rights to Make and Have Made Selected Compounds for Target […***…]

SENOMYX hereby grants KO a perpetual, nontransferable, non-exclusive, worldwide license under the Target IP to make and have made Selected Compounds for Target […***…] for use by KO and its Affiliates in Beverages and Beverage Bases for their Intended Purpose in the Fields.

All rights granted by SENOMYX to KO under this Section will be subject to timely payment by KO of all payments under this Agreement.

10.3                       Non-exclusive Grant of Rights by SENOMYX to Make, Have Made, Use and Sell Beverages and Beverage Bases with Selected Compound for Target […***…]

SENOMYX hereby grants to KO a perpetual, nontransferable, non-exclusive worldwide license under Target IP to make, have made, use and sell, Beverages and Beverage Bases that incorporate Selected Compounds for Target […***…] for their Intended Purpose in the Fields.

***Confidential Treatment Requested

All rights granted by SENOMYX to KO under this Section will be subject to timely payment by KO of all payments under this Agreement.

10.4                       Exclusive Grant of Rights by SENOMYX Regarding Selected Compounds for Target […***…] and Beverages and Beverage Bases that Incorporate Selected Compounds for Target […***…]

SENOMYX hereby grants to KO a perpetual, nontransferable exclusive worldwide license under Target IP to make, have made, use and sell Beverages and Beverage Bases that incorporate Selected Compounds for Target […***…] for their Intended Purpose in Field I.

The license will include the right to sublicense the use and sale of such Product Compounds for its Intended Purpose to be embodied in a Competitive Product in Field I.  The license will include the right to sublicense the use and sale of one Selected Compound (that is not a Product Compound) for its Intended Purpose to be embodied in a Competitive Product in Field I, with the prior written consent of SENOMYX, which will not be unreasonably withheld.

All rights granted by SENOMYX to KO under this Section will be subject to timely payment by KO of all payments under this Agreement.

10.5                        Co-Exclusive Grant of Rights by SENOMYX Regarding Selected Compounds for Target […***…] and […***…] Beverage Bases incorporating Selected Compounds for Target […***…]

SENOMYX hereby grants to KO a perpetual, nontransferable co-exclusive, (only one other licensee) with respect to one other Third Party, worldwide license under Target IP to make, have made, use and sell […***…] Beverage Bases incorporating Selected Compounds for Target […***…] for their Intended Purpose in Field II.

All rights granted by SENOMYX to KO under this Section will be subject to timely payment by KO of all payments under this Agreement.

10.6        Grant of Rights by SENOMYX Regarding Selected Compounds for […***…]

10.6.1      Non-exclusive Grant by SENOMYX of Rights Regarding Evaluation of Compounds and Enhancing Compounds for […***…]

SENOMYX hereby grants to KO a nontransferable non-exclusive worldwide license during the Collaborative R & D Period under the Target IP to (i) use Compounds for […***…] that SENOMYX, in its sole discretion, delivers to KO for evaluation in the Fields; and (ii) use Enhancing Compound(s) for […***…] for evaluation in the Fields.

***Confidential Treatment Requested

10.6.2               Non-exclusive Grant by SENOMYX of Rights to Make and Have Made Selected Compounds for […***…]

SENOMYX hereby grants KO a nontransferable non-exclusive worldwide license under the Target IP to make and have made Selected Compounds for […***…] for use by KO and its Affiliates in Beverages and Beverage Bases for their Intended Purpose in the Fields.

10.6.3               Non-exclusive Grant of Rights by SENOMYX Regarding Selected Compounds and Beverages and Beverage Bases that Incorporate Selected Compounds for […***…]

SENOMYX hereby grants to KO a nontransferable non-exclusive worldwide license under Target IP to make, have made, use and sell Beverages and Beverage Bases that incorporate Selected Compounds for […***…] for their Intended Purpose in the Fields.

10.6.4.     […***…] in Field I

In the event that SENOMYX grant a license(s) to an Ingredient Supplier(s), such license(s) shall […***…] in Field I that incorporate Selected Compound(s) for […***…] for their Intended Purpose until the earlier of: (i) […***…]; or (ii) […***…] for each Selected Compound.

10.6.5      Ingredient Supply Arrangement

In the event that SENOMYX licenses a Selected Compound for […***…] to an Ingredient Supplier in the Fields, such license shall include a requirement that during the Term, upon request of KO, such Ingredient Supplier […***…] a purchasing arrangement with KO for the applicable Selected Compound.  At KO’s sole option, on […***…] advance written notice to SENOMYX (“Conversion Date”), KO may cease to rely upon its licenses under Section 10.6 to any Selected Compound(s) for […***…] in order to enter into a purchasing arrangement with a Third Party Ingredient Supplier Licensee of SENOMYX with rights in the Fields. After the Conversion Date, KO will not be permitted to use, sell, have sold, or otherwise transfer any inventories of the applicable Selected Compound for […***…].  Upon such conversion and fulfillment of accrued commitment to SENOMYX, KO’s remaining milestone, royalty and minimum annual royalty obligations to SENOMYX for such Selected

***Confidential Treatment Requested

Compound for […***…] (and the licenses granted under Section 10.6 with respect to such compound) shall cease.

10.6.6      Right of First Negotiation

Before SENOMYX makes its first grant of a license to any Enhancing Compound for […***…] to a Direct KO Competitor in Field I, SENOMYX will present that opportunity first to KO.  KO must inform SENOMYX of commercial interest in such opportunity in writing within […***…] of receipt of written notice from SENOMYX.  In the event that KO provides such written notice, the parties agree to commence good faith negotiations toward a further agreement for such Enhancing Compounds for […***…] in Field I, which negotiations shall conclude within a period of […***…] from the date of written notice from KO.  In the event that such negotiations are not concluded within such period, SENOMYX shall be free to enter into agreements with Direct KO Competitor(s) for such Enhancing Compound(s) for […***…].  For the avoidance of doubt, SENOMYX shall be free at any time to enter into license agreements with Ingredient Suppliers for Enhancing Compounds for […***…].

All rights granted by SENOMYX to KO under this Section 10.6 will be subject to timely payment by KO of all payments under this Agreement.

10.7        Limitation on Licenses

None of the rights granted hereunder are intended to give KO the right to sell Enhancing Compounds, Selected Compounds or Product Compounds.  The foregoing does not prevent KO from supplying Product Compounds for Target […***…] to a sublicensee pursuant to a permitted sublicense.

10.8        If KO Does Not Pay Minimum Royalties

If at the end of any Calendar Year the royalties paid by KO to SENOMYX for such Calendar Year, as provided for under Section 9.4, are less than the minimum royalties due under Section 9.5 for such Calendar Year,  and KO does not pay SENOMYX all corresponding Royalty Shortfalls and Incremental Minimum Annual Royalties for such year, then:

a.	KO’s exclusive license under Section 10.4 will terminate;

b.	SENOMYX’s obligations under Section 8.1, Section 8.2, Section 8.3 and Section 8.5 will terminate;

c.	KO’s co-exclusive license under Section 10.5 will continue in effect until SENOMYX, in its sole discretion, notifies KO that it will become non-exclusive;

***Confidential Treatment Requested

d.             KO’s non-exclusive license under Section 10.2 will continue in effect;

e.             KO’s non-exclusive license under Section 10.3 will continue in effect; and

f.              Section 10.6 will terminate.

The non-exclusive license in Section 10.2 and 10.3 will be subject to the royalties provided for under Section 9.4, but not subject to the minimum annual royalties obligation under Section 9.5.

10.9        Most Favored Licensee

In the event that […***…], SENOMYX will […***…].

10.10      Obligations Related to Sublicenses

KO will have the right to grant sublicenses under Section 10.4 under this Section 10.10 to Third Parties, Affiliates, and Bottlers.  In respect of sublicenses to Third Parties; such rights granted will be contingent on:

(i)            KO obtaining sublicensing terms, including royalty obligations […***…]; and

(ii)           KO receiving […***…].

KO will have the right to grant sublicenses under Section 10.6.3 under this Section 10.10 to Affiliates and Bottlers.

All sublicenses granted by KO would be subject to SENOMYX receiving at least the same obligations, including royalties, as SENOMYX would receive under this Agreement (“Obligated Royalties”).  Payments received by KO from any party under such sublicense, other than an Affiliate or Bottlers, […***…] the amount of […***…].  Any payments paid to KO by its sublicensees, other than under sublicenses to Affiliates and Bottlers for Beverages and Beverage Bases, […***…] the amount of […***…] would be […***…].  KO would be liable for the royalty payments to SENOMYX due by any sublicensee.

***Confidential Treatment Requested

All rights granted by KO to sublicensees under this Section will be subject to KO’s diligence obligations under this Agreement, the timely payment by KO of all payments under this Section and compliance with other obligations in the sublicense agreement.”

22.           The reference to “KO technology” in the first sentence of Section 11.2 of the Agreement is hereby replaced with “KO Technology”.

23.           The first sentence of the second paragraph of Section 11.3 of the Agreement is hereby amended and restated in its entirety as follows:

“KO hereby irrevocably assigns to SENOMYX all interest in and to any such Inventions and other Know-How that consist solely of improvements to SENOMYX Technology, Compounds, Enhancing Compounds, or Selected Compounds, and all Patent Rights claiming such Inventions and Know-How.”

24.           The first sentence of the second paragraph of Section 11.4 of the Agreement is hereby amended and restated in its entirety as follows:

“KO hereby irrevocably assigns to SENOMYX all interest in and to any Joint Inventions that consist of improvement to SENOMYX Technology, Compounds, Enhancing Compounds, or Selected Compounds and uses thereof, and all Joint Patent Rights claiming such Joint Inventions.”

25.           The reference to “section 11.1” in the first sentence of Section 12.2 of the Agreement is hereby replaced with “Section 12.1”.

26.           The last sentence of Section 15.2(a) of the Agreement is hereby amended and restated in its entirety as follows:

“In the event that KO notifies SENOMYX of early conclusion, the licenses, rights and obligations provided for under Sections 8.1, 8.2, 8.3, 8.5, 10.4, 10.5, 10.6 and 10.9 will all terminate.”

28.           Except as specifically amended by this Second Amendment, the terms and conditions of the Agreement shall remain unchanged and in full force and effect.

29.           The parties must mutually agree upon a press release prior to announcing the execution of this Second Amendment and its material terms.  Thereafter, KO and SENOMYX may each disclose to Third Parties the information contained in such press release without the need for further approval by the other party.

30.           This Second Amendment will be governed by the laws of the State of Delaware, as such laws are applied to contracts entered into and to be performed entirely within such state.

31.           This Second Amendment may be executed in two counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties, through their authorized officers, have executed this Second Amendment as of the Second Amendment Effective Date.

SENOMYX, INC.		THE COCA-COLA COMPANY

By:	/s/ Kent Snyder	By:	/s/ Eddie R. Hays

Name:	Kent Snyder	Name: Eddie R. Hays
Title:	President and Chief Executive Officer	Title: Vice President

Date:	4-7-08	Date:	4-8-08